UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report:  August 16, 2019
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1445 Ross Avenue, Suite 1400
Dallas, Texas 75202
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 19, 2019, Tenet Healthcare Corporation (the “Company”) announced that Nadja West, M.D., has been appointed to the Board of Directors (the “Board”) of the Company, with such appointment to be effective on October 8, 2019. Upon the effectiveness of the appointment, Dr. West will serve on the Board’s Nominating and Corporate Governance and Quality, Compliance and Ethics Committees. The size of the Board will increase by one upon the effectiveness of the appointment. Dr. West’s initial term will expire concurrently with the terms of the other members of the Board at the Company’s 2020 Annual Meeting of Shareholders.

Dr. West will participate in the non-employee director compensation programs described under “Director Compensation” in the Company’s proxy statement filed with the Securities and Exchange Commission on March 22, 2019. There are no arrangements or understandings pursuant to which Dr. West was appointed to the Board, and Dr. West is not a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933.

Additionally, on August 16, 2019, Company directors Edward Kangas and Brenda Gaines notified the Board’s Executive Chairman and its Lead Director of their decisions to retire as directors of the Company, in each case effective on November 7, 2019. The size of the Board will decrease by two at such time as these resignations become effective. The resignations of Mr. Kangas and Ms. Gaines are part of the Board’s long-term refreshment efforts and did not result from any disagreement with the Company or the Board.

A copy of the Company’s press release announcing the director appointment and director retirements is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release issued August 19, 2019
104	Cover page from Tenet Healthcare Corporation’s Current Report on Form 8-K filed on August 19, 2019, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: August 19, 2019	By:	/s/ Anthony Shoemaker
Anthony Shoemaker
Vice President, Assistant General Counsel and Corporate Secretary